                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SonicWALL, Inc., of our report dated December 17, 2001, relating to the consolidated financial statements of RedCreek Communications, Inc. which appears in the Current Report on Form 8-K/A of SonicWALL, Inc. filed on January 8, 2002.

/s/ PricewaterhouseCoopers LLP

San Jose, California
January 25, 2002